TAXES ON INCOME	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
TAXES ON INCOME

NOTE 10:-	TAXES ON INCOME

a.	Tax rates applicable to the income of the Company:

The Israeli corporate income tax rate was 23% in 2025, 2024 and 2023.

The following table displays net deferred income tax:

	2025	2024

Deferred tax assets:

Net operating loss carryforward	$2,952	$2,262
Research and development	377	94
Vacation accrual	15	1
Gross deferred tax assets	3,344	2,357

Valuation allowance	(3,344)	(2,357)

Net deferred tax	$-	$-

b.	A reconciliation of the Company’s Israeli corporate income tax rate to effective tax rate is as follows:

	Year Ended December 31,
	2025	2024	2023

Israel corporate income tax rate	23%	23%	23%
Non-deductible share-based compensation	(1.75)%	(0.16)%	(0.85)%
Effect of change in fair value of convertible securities	(3.74)%	(28.92)%	(20.97%
Change in valuation allowance	(17.51)%	6.08%	(43.12)%

Effective tax rate	-%	-%	-%

NASUS PHARMA LTD. AND ITS SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Amounts in thousands, except share and per share amounts)

c.	Carry forward losses for tax purposes and other temporary differences:

As of December 31, 2025, the Company’s Israeli tax loss carryforward was approximately $14 million. Such losses can be carried forward indefinitely to offset against future taxable income of the Company.

Based on the available evidence, management believes that it is more likely than not that its deferred tax assets will not be realized and, accordingly, a full valuation allowance has been provided.

d.	Final tax assessments:

As of December 31, 2025, all of Company’s tax assessments in Israel are not final.

e.	Uncertain tax positions:

The Company has reviewed the tax positions taken, or to be taken, in its tax returns for all tax years currently open to examination by a taxation authority. As of December 31, 2025, and 2024, the Company has not recorded any uncertain tax position liability.